Exhibit 99.1

Rocky Mountain Chocolate Factory Reports Fiscal First Quarter 2027 Financial Results

DURANGO, Colo., July 14, 2026 (GLOBE NEWSWIRE) -- Rocky Mountain Chocolate Factory, Inc. (Nasdaq: RMCF) (the “Company” or “RMCF”), America’s Chocolatier® since 1981, is reporting financial and operating results for its first quarter fiscal 2027, which ended May 31, 2026.

“Since stepping into the Interim CEO role, I have been encouraged by the commitment of our team, the engagement of our franchisees and the support of our Board,” said Allen Harper, Interim CEO. “I want to thank Jeff for his leadership and recognize the work he, Carrie and the broader team have done to strengthen the foundation of the business, including the important progress made across pricing, production efficiency, ERP and store-level systems, franchisee ordering capabilities and customer engagement. While our first quarter results reflect continued near-term challenges, I believe we are entering a phase where execution, alignment and accountability will be critical.”

“Working closely with the Board and leadership team, our immediate focus is on improving production, strengthening fulfillment and distribution, pursuing higher-margin product opportunities and evaluating ways to address the Company’s debt structure and working capital at favorable terms. These priorities will guide us in the coming quarters as we focus on product quality, service and franchisee support to better position Rocky Mountain Chocolate Factory for sustainable growth. Most importantly, we want our employees, franchisees and customers to feel renewed energy around this brand. We are working hard to ultimately make chocolate fun again.”

Mel Keating, chairman of the Board, added, “Al brings decades of leadership experience in consumer-facing businesses and a deep connection to the city of Durango, its people and this Company through his service on the Board and as one of the Company’s largest shareholders. His familiarity with our business, franchise network and strategic priorities allows him to lead from day one as the Company remains focused on disciplined execution and long-term value creation for shareholders.”

Fiscal First Quarter 2027 Financial Results vs. Fiscal First Quarter 2026

●	Total revenue was $6.1 million for the first quarter of fiscal 2027 compared to $6.4 million in the first quarter of fiscal 2026. A 3% increase in Durango product and retail sales from price increases was offset by lower royalty and marketing fees under revised franchise agreements.

●	Total product and retail gross profit was $0.2 million in the first quarter of fiscal 2027 compared to $0.3 million in the first quarter of fiscal 2026, reflecting lower packaged product sales.

●	Total costs and expenses were $7.1 million in the first quarter of fiscal 2027, up from $6.5 million in the first quarter of fiscal 2026. The increase was driven by higher cost of sales, higher general and administrative costs tied to the franchise website and third-party delivery platform rollout, and higher retail operating costs with the increase from two to four company-owned stores, partially offset by lower franchise and sales and marketing costs.

●	Net loss was $1.2 million or $(0.12) per share for the first quarter of fiscal 2027, compared to a net loss of $0.3 million or $(0.04) per share in the first quarter of fiscal 2026.

●	EBITDA was $(0.6) million in the first quarter of fiscal 2027 compared to $0.2 million in the first quarter of fiscal 2026.

The Company will not host a conference call in connection with this earnings release. The Company currently expects to host a conference call in connection with its fiscal second quarter 2027 results.

About Rocky Mountain Chocolate Factory, Inc.

Rocky Mountain Chocolate Factory, Inc. is a leading franchisor of premium chocolate and confectionary retail store concept. As America’s Chocolatier®, the Company has been producing an extensive line of premium chocolates and other confectionery products, including gourmet caramel apples since 1981. Headquartered in Durango, Colorado, Rocky Mountain Chocolate Factory is ranked among Entrepreneur’s Franchise 500® for 2026. The Company and its franchisees and licensees operate approximately 250 Rocky Mountain Chocolate stores across the United States, with several international locations. The Company’s common stock is listed on the Nasdaq Capital Market under the symbol “RMCF.”

Forward-Looking Statements

This press release includes statements of our expectations, intentions, plans and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements involve various risks and uncertainties. The statements, other than statements of historical fact, included in this press release are forward-looking statements. Many of the forward-looking statements contained in this document may be identified by the use of forward-looking words such as “will,” “intend,” “believe,” “expect,” “anticipate,” “should,” “plan,” “estimate,” “potential,” or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements regarding future financial and operating results and anticipated outcomes of our business strategy and plan, our expectations regarding hosting conference calls, our efforts to improve production, fulfillment and distribution and pursuit of higher-margin product opportunities are forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause our Company’s actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: inflationary impacts, changes in the confectionery business environment, seasonality, consumer interest in our products, receptiveness of our products internationally, consumer and retail trends, costs and availability of raw materials, competition, the success of our co-branding strategy, the success of international expansion efforts and the effect of government regulations. For a detailed discussion of the risks and uncertainties that may cause our actual results to differ from the forward-looking statements contained herein, please see the section entitled “Risk Factors” contained in our periodic reports, each filed with the Securities and Exchange Commission.

Investor Contact

Sean Mansouri, CFA

Elevate IR

(720) 330-2829

RMCF@elevate-ir.com

Media Contact

Raymond Barrett
Director of Marketing
(305) 801-5641
rbarrett@rmcf.net

Rocky Mountain Chocolate Factory, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except share and per share amounts)

	Three Months Ended May 31,
	2026	2025
Revenues
Sales	$4,881	$4,718
Franchise and royalty fees	1,232	1,655
Total Revenue	6,113	6,373

Costs and Expenses
Cost of sales	4,702	4,392
Franchise costs	491	595
Sales and marketing	190	206
General and administrative	1,280	1,001
Retail operating	317	206
Depreciation and amortization, exclusive of depreciation and amortization expense of $227 and $228, respectively, included in cost of sales	139	118
Total costs and expenses	7,119	6,518

Loss from Operations	(1,006)	(145)

Other Income (Expense)
Interest expense	(208)	(188)
Interest income	46	9
Other income (expense), net	(162)	(179)

Loss Before Income Taxes	(1,168)	(324)

Income Tax Provision (Benefit)	-	-

Net Loss	$(1,168)	$(324)

Basic Loss per Common Share	$(0.12)	$(0.04)

Diluted Loss per Common Share	$(0.12)	$(0.04)

Weighted Average Common Shares Outstanding - Basic	9,390,389	7,742,317
Dilutive Effect of Employee Stock Awards	-	-
Weighted Average Common Shares Outstanding - Diluted	9,390,389	7,742,317

Rocky Mountain Chocolate Factory, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands, except share and per share amounts)

	May 31, 2026 (unaudited)	February 28, 2026
Assets
Current Assets
Cash and cash equivalents	$609	$1,218
Accounts receivable, less allowance for credit losses of $128 and $128, respectively	2,725	2,545
Notes receivable, current portion, less current portion of the allowance for credit losses of $28 and $28, respectively	47	59
Refundable income taxes	56	58
Inventories	3,228	4,057
Prepaid expenses	883	831
Total current assets	7,548	8,768
Property and Equipment, Net	8,709	8,775
Other Assets
Notes receivable, less current portion and allowance for credit losses of $0 and $0, respectively	33	36
Goodwill	576	576
Intangible assets, net	712	733
Lease right of use asset	1,671	1,310
Other	14	14
Total other assets	3,006	2,669
Total Assets	$19,263	$20,212
Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$4,593	$5,088
Accrued salaries and wages	587	406
Gift card liabilities	654	654
Other accrued expenses	162	64
Deferred Income Tax	187	187
Lease liability	394	282
Contract Liability	107	105
Total current liabilities	6,684	6,786
Notes Payable	6,574	6,568
Lease Liability, Less Current Portion	1,300	1,054
Contract Liabilities, Less Current Portion	561	575
Total Liabilities	15,119	14,983
Commitments and Contingencies
Stockholders’ Equity
Preferred stock, $.001 par value per share; 250,000 authorized; 0 shares issued and outstanding	-	-
Common stock, $.001 par value, 46,000,000 shares authorized, 9,395,817 shares and 7,764,484 shares issued and outstanding, respectively	9	9
Additional paid-in capital	15,251	15,168
Accumulated deficit	(11,116)	(9,948)
Total stockholders’ equity	4,144	5,229
Total Liabilities and Stockholders’ Equity	$19,263	$20,212

Rocky Mountain Chocolate Factory, Inc. and Subsidiaries

Condensed Consolidated Computation of EBITDA

(In Thousands)

Three Months Ended May 31

	Three Months Ended May 31,
	2026	2025

Net Loss	$(1,168)	$(324)

Costs and Expenses
Depreciation and amortization	366	346
Interest expense	208	188

EBITDA	(594)	210

GAAP to Non-GAAP Financial Measures

This press release includes a non-GAAP financial measure, EBITDA, which the Company defines as net earnings before interest expense, taxes on income, and depreciation and amortization. A reconciliation of EBITDA with GAAP net earnings attributable to the Company is included in this press release.

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